UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 29, 2008 (December 29, 2008)
EMAGEON INC.
(Exact name of registrant as specified in its charter)

Delaware	0-51149	63-1240138

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer
Identification No.)
1200 Corporate Drive, Suite 200, Birmingham, Alabama 35242
(Address of principal executive offices) (Zip Code)
(205) 980-9222
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.
     On December 29, 2008, Emageon Inc., a Delaware corporation (the “Company”), entered into an Amendment No. 1 to Agreement and Plan of Merger (the “Merger Agreement Amendment”) with Health Systems Solutions, Inc., a Nevada corporation (“Health Systems”), and HSS Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Health Systems (“Merger Sub”). Under the terms of the Merger Agreement Amendment, the closing of the transactions contemplated by the Merger Agreement, dated October 13, 2008, by and among HSS, Merger Sub and the Company (the “Merger Agreement”), is scheduled for February 11, 2009. In addition, HSS and Merger Sub irrevocably and unconditionally waive the closing conditions set forth in Sections 6.2(a), (c) and (d) of the Merger Agreement, including that the representations and warranties of the Company are true and correct in all material respects, that there has occurred no “Company Material Adverse Effect”, as defined in the Merger Agreement, and that certain third party consents be obtained as described in the Merger Agreement. HSS and Merger Sub also irrevocably and unconditionally waive the closing conditions set forth in Section 6.2(b) of the Merger Agreement as to the performance by the Company of its obligations under the Merger Agreement and the compliance by the Company with its covenants under the Merger Agreement other than the Company’s obligations with respect to the conduct of its business prior to the Effective Time as set forth in Section 5.1 of the Merger Agreement. Furthermore, the Merger Agreement Amendment provides that the provisions of Section 5.3 of the Merger Agreement (Limitations on Solicitation) shall be applicable as if the Requisite Stockholder Vote (as defined in the Merger Agreement) had not been obtained (for purposes of the Board of Directors right to exercise their finduciary duties). The Merger Agreement Amendment also amends the definition of “Deposit Escrow Agreement” to reflect the deposit of an additional $4,000,000 by HSS under the Deposit Escrow Agreement, dated as of October 21, 2008, by and among The Bank of New York Mellon, HSS and the Company (the “Escrow Agreement”). The foregoing summary of the Merger Agreement Amendment is subject to, and qualified in its entirety by, the full text of the Merger Agreement Amendment attached hereto as Exhibit 2.1 and incorporated herein by reference.
     Also on December 29, 2008, the Company, The Bank of New York Mellon and HSS entered into an Amendment No. 1 to Deposit Escrow Agreement (the “Escrow Amendment”). Pursuant to the terms of the Escrow Amendment, HSS has agreed to deposit an additional $4,000,000 under the Escrow Agreement, increasing the aggregate amount deposited under the Escrow Agreement to $9,000,000. Under the terms of the Escrow Amendment, in the event the closing under the Merger Agreement does not occur by the close of business on February 11, 2009 for any reason other than as a result of the termination of the Merger Agreement under certain limited circumstances, the entire amount deposited under the Escrow Agreement, including interest and investment proceeds, shall be released to the Company on February 12, 2009. The foregoing summary of the Escrow Amendment is subject to, and qualified in its entirety by, the full text of the Escrow Amendment attached hereto as Exhibit 10.1 and incorporated herein by reference.
Item 7.01. Regulation FD Disclosure.
     On December 29, 2008, the Company issued a joint press release with HSS announcing that they had extended the closing date for their pending merger to February 11, 2009. A copy of the press release is furnished as Exhibit 99.1 hereto.
Forward Looking Statements
     Certain statements contained in this Current Report on Form 8-K regard matters that are not historical facts and are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended, including statements regarding expectations as to the completion of the merger and other transactions contemplated by the Merger Agreement and the Merger Agreement Amendment. These statements are often identified by the use of forward-looking words such as “believe,” “expect,” “potential,” “continue,” “may,” “will,” “should,” “could,” “would,” “intend,” “plan,” “estimate,” “anticipate,” and comparable words or the negative version of these and other words. Because such forward-looking statements contain risks and uncertainties, actual results may differ materially from those expressed in or implied by such forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to: (1) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement and the possibility that the Company could be required to pay a $3.0 million termination fee in connection therewith; (2) the outcome of any legal proceedings that have been or may be instituted against the Company and others related to the Merger Agreement; (3) the inability to complete the merger due to the failure to satisfy conditions to the completion of the merger; (4) the failure to obtain the necessary financing arrangements in connection with the merger; (5) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; (6) risks regarding a loss of or decrease in purchases by the Company’s major customers in connection with the merger; (7) the ability to recognize the benefits of the merger; and (8) the amount of the costs, fees, expenses and charges related to the merger and the actual terms of certain financings that will be obtained for the merger. The businesses of Emageon and Health Systems are also subject to a number of risks generally such as: (1) competition from larger competitors; (2) risks associated with a history of operating losses; (3) risks associated with the ability to effectively manage rapid growth; (4) reliance on continuing relationships with large customers; (5) risk of significant product errors or product failures; (6) reliance on reseller arrangements for important components of its solution; (7) the risk of not responding effectively to changes in its industry; (8) customers’ reliance on third party reimbursements; (9) risks regarding the potential impact on its business of FDA regulations and other applicable health care regulations; and (10) other risks that are set forth in the “Risk Factors,” “Legal Proceedings” and “Management Discussion and Analysis of Results of Operations and Financial Condition” sections of, and elsewhere in, the SEC filings of Emageon and Health Systems, copies of which may be obtained by contacting the investor relations departments of each company via their websites www.emageon.com and . Many of the factors that will determine the outcome of the subject matter of this Current Report on Form 8-K are beyond Health Systems’ and the Company’s ability to control or predict. The Company and Health Systems undertake no obligation to release publicly the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as required by law.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit 2.1	Amendment No. 1 to Agreement and Plan of Merger, dated as of December 29, 2008, by and among the Company, Health Systems Solutions, Inc. and HSS Acquisition Corp.

Exhibit 10.1	Amendment No. 1 to Deposit Escrow Agreement, dated as of December 29, 2008, by and among The Bank of New York Mellon, Health Systems Solutions, Inc. and the Company.

Exhibit 99.1	Press release dated December 29, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: December 29, 2008	EMAGEON INC. (Registrant)
	By:	/s/ Chuck Jett
Chuck Jett
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Amendment No. 1 to Agreement and Plan of Merger, dated as of December 29, 2008, by and among the Company, Health Systems Solutions, Inc. and HSS Acquisition Corp.

10.1	Amendment No. 1 to Deposit Escrow Agreement, dated as of December 29, 2008, by and among The Bank of New York Mellon, Health Systems Solutions, Inc. and the Company.

99.2	Press release dated December 29, 2008